United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/16

Date of Reporting Period: 11/30/16

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2016
Share Class	Ticker
A	FGFAX
B	FGFBX
C	FGFCX
R	FGFRX
Institutional	FGFLX
R6	FGRSX

Federated International Leaders Fund
Fund Established 1998

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2015 through November 30, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2016, was -9.17%, -9.85%, -9.85%, -9.35%, -8.95% and -8.90% for Class A, B, C, R, Institutional Shares and R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund's broad-based securities market index, was -3.66% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was -3.31% for the same period. The Fund's and MFLBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund's performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
After a weak start, global equity markets recovered ending the reporting period mixed with emerging markets outperforming developed markets. Early on, market sentiment suffered from fears of a financial crisis developing in emerging markets, the continued turmoil in the Middle East, the ongoing refugee crisis in Europe and a correction in the commodities market. Equity markets' performance bottomed by mid-February, coinciding with a rebound in oil prices and better than expected economic data. Throughout the period, central banks remained accommodative as major central banks committed to price stability with new rate cuts and additional quantitative easing. In January, Japan joined Sweden, Denmark, Switzerland and the European Central Bank (ECB) when it cut its benchmark rate to below zero, in an effort to encourage both inflation and economic growth. The U.S. Federal Reserve held off from any policy rate increases, indicating that it would follow a slower path of rate increases as its outlook for global growth and prices remained muted.
In March, the ECB recommitted to its 1.1 trillion euro asset purchase program and began buying corporate bonds in an effort to extend the scope of asset purchases and counter deflationary forces. As the equity markets showed signs of recovery, investors' attention shifted to the U.K. referendum to leave the European Union (EU) (“Brexit”) and its potential consequences. While the referendum race tightened in the months leading up to the vote, polls taken immediately before the vote suggested the U.K. would remain in the EU. The final decision in favor of leaving the EU surprised investors and caused equity volatility to surge. Global equity markets retreated initially while the U.S. dollar strengthened in response to uncertainty over the future of the EU and how the
Annual Shareholder Report

negative surprise would impact the European and global economies. Given the low level of interest rates globally and the continuation of quantitative easing, investors were concerned that the major central banks lacked the traditional firepower required to stimulate their economies in the event of a potential downturn. Furthermore, growing populism spurred by an anti-immigration movement, persistent austerity and lackluster domestic growth drove much of the negative sentiment towards the EU.
However, the European economic outlook continued on a gradual upward trajectory. Despite geopolitical turmoil, the euro area aggregate manufacturing Purchasing Managers' Index (PMI) remained in expansionary territory throughout the first half. While exports to emerging markets fell, domestic demand in Europe continued to recover, helped by record low interest rates and lower energy costs. Following the initial Brexit shock, economic data releases were better than expected both in the U.K. and Europe. The swift government actions and fresh stimulus measures provided market relief as the U.K. continues to prepare for its separation from the EU. The impact on consumer and business sentiment has been minimal. In September, the IFO Pan German Business Expectations hit a high for the year at 104.5, and Markit Eurozone Manufacturing PMI rose to 52.6, signaling economic expansion. Despite continuing concerns in some countries, fiscal policy in the Eurozone turned expansionary in 2016, courtesy of extra spending on refugees and infrastructure in Germany and fiscal spending in other countries. The future relationship of the U.K. to the EU is unclear and this uncertainty may overhang the European economies and markets.
In Japan, investors grew increasingly concerned that the yen, which strengthened versus the U.S. dollar, would hurt corporate profits and undermine corporate confidence. Economic data was softer than anticipated, reflecting a drop in personal consumption and weaker than expected wage growth. The Bank of Japan (BoJ) lowered its benchmark rate into negative territory in an attempt to encourage economic activity and raise inflation expectations. However, the change in policy was negatively received as worries about undermining the banking sector led to a sell-off in Financials. Japanese structural reforms under the “three arrows of Abenomics” are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. In an effort to boost confidence, Prime Minister Abe announced a two and half year delay of the long awaited consumption tax hike slated for April 2017. In September, the BoJ announced a new policy framework aimed at steepening the yield curve by maintaining negative short rates and 10-year Japanese Government Bond (JGB) yields close to 0%. Additionally, the BoJ committed to expanding the monetary base until inflation exceeds 2%.
China's economy, led by new economy companies, real estate and government spending, showed signs of stabilizing. Poor policy decisions by the central government spooked investors at the start of the year, but appear to have abated with officials learning from their mistakes. As the year progressed, record
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bank lending contributed to concerns over China's already high debt levels. Authorities concerned with asset bubbles imposed restrictions on real estate purchases and property lending by the banks. Additional restrictions were enacted on interbank lending to tighten liquidity. Corporate debt levels will continue to be an overhang; however, the Chinese government has demonstrated that rising non-performing loan issues will be managed in an orderly fashion. The renminbi continued to depreciate, but in a more measured and orderly fashion than last year's sudden devaluation.
In Latin America, months of political crisis in Brazil ended following the impeachment of President Rousseff and swearing in of interim President Michel Temer. President Temer has introduced a plan for additional economic and social reforms needed to counter the high inflation and economic deterioration that has plagued Brazil in recent years. Brazil's central bank signaled its willingness to lower rates to revive growth upon the first signs that inflation is under control. In Mexico, despite 225bps of rate hikes by Banco de Mexico over the last year, the peso fell to an all-time low on expected rate hikes from the U.S. central bank and on concerns over U.S. President elect Donald Trump's anti-immigration comments and intent on renegotiating the North American Free trade Agreement (NAFTA). Mexico has been struggling with weak fixed investment as lower government revenues have been hurt by the oil downturn. On a positive note, personal consumption remains strong, driven by job creation, above trend wage growth and record level remittances from the U.S.
SECURITY SELECTION
For most of the reporting period, the Fund's investment style and approach, which focuses on the shares of undervalued, blue chip, non-U.S. companies,3 was out of favor. As a consequence, the Fund underperformed the MSCI EAFE benchmark. The underperformance was driven by adverse stock selection in a few sectors and, more broadly, a lack of exposure to more defensive and lower risk areas of the international equity markets during the first three quarters of the reporting period. The surprise Brexit vote outcome, growing concerns about European financials, predictions of a hard landing for the Chinese economy and an extremely contentious U.S. presidential election exacerbated investors' already cautious view of the global equity markets. Macro and geopolitical factors were the primary drivers of market returns in the final quarter of 2015 and through the first half of 2016. Investors' sentiment improved in the third quarter of 2016 as the doomsday predictions regarding the significant negative impact of the Brexit vote on both the U.K. and European economies did not materialize. In general, economic releases for most European countries continue to improve, supported by the ECB and Bank of England's accommodative monetary policies and domestic demand. The main contributors to the Fund's relative underperformance were, in order of magnitude: stock selection in Financial Services and Consumer Discretionary companies; stock selection and an underweight exposure to Energy companies; a sector underweight during the beginning of the reporting period; and stock
Annual Shareholder Report

selection in Consumer Staples companies. On a positive note, the Fund's lack of exposure to Healthcare companies allowed the Fund to avoid the industry rout that occurred in the beginning of 2016 and establish positions in three premier pharmaceutical companies in Q1 2016 that added to relative performance. Finally, stock selection in Information Technology and selection and an underweight in Telecom Services also contributed to both relative and absolute performance.
The single largest detractor to relative performance was the Fund's investments in certain banks and diversified financial companies. They were, in order of magnitude, Unicredit SPA, Credit Suisse and Intesa SanPaolo SPA. These three holdings were responsible for more than 75% of the Fund's underperformance relative to the benchmark. The shares of these financial companies were impacted by several macro-economic, industry-wide and company-specific issues. The majority of the decline in the shares of these banks occurred in Q4 2015 and Q1 2016. The European banking industry has been under a great deal of pressure over the past several years since the Global Financial Crisis of 2007-2008 (GFC). While as a group the European banks still have work to repair their balance sheets and their businesses, they are four times better capitalized than they were during the GFC and yet their shares are trading at valuation levels below those witnessed during the GFC. Fund management believes there is a certain valuation disconnect here, despite the more stringent regulatory environment and lower potential earnings power. As part of the Fund's regular investment process and risk management, Fund management revisited the investment rationale for all of the holdings and their weighting within the Fund. As a result, Fund management did trim holdings in Credit Suisse and Intesa to better reflect the potential upside and downside risks. Unicredit, which was already on the watch list because its board replaced management, was eliminated from the Fund. As of the end of the reporting period, Fund management continued to have strong conviction in the Fund's allocation to financial services companies due to a continued economic recovery in Europe, an eventual steeper yield curve, a recovery in the demand for credit, and last but not least, attractive valuations.
The Fund's exposure to Consumer Discretionary, in particular luxury goods companies and auto manufacturers, also hindered performance as investors grew skeptical of their ability to adjust their emerging market and China-dependent business models as demand waned, especially from their largest marginal customer, China. Fund management has a cautious view on these luxury goods companies over the near term but is more constructive longer term, and some opportunities may unearth themselves down the road. On the other hand, the Fund's auto manufacturers, BMW and Daimler, continue to positively surprise, but have not been rewarded by investors in the reporting period. In the case of Daimler, the company's shares trade at close proximity to 2011 valuation lows, despite significant top line earnings and free cash flow growth generated since then, and the addition of 10 billion euros of cash to its balance sheet.
Annual Shareholder Report

The Fund's performance was also negatively impacted by underweight exposure to both Energy and Consumer Staples companies.
In contrast to these sources of underperformance, the four largest positive contributors to the Fund's return were stock selection in Healthcare companies, a sector underweight and stock selection in Information Technology, an overweight to the Industrials sector and stock selection and an underweight in Telecom Services. Overall, however, these positive contributions were not enough to offset the drawdowns experienced earlier in the reporting period. The markets shifted towards the end of the reporting period as investors' sentiment turned more pro-cyclical and less risk-averse, rewarding the Fund with strong relative recovery in performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MFLBFA.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Leaders Fund from November 30, 2006 to November 30, 2016, compared to the MSCI EAFE Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2016
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-14.17%	5.94%	2.57%
Class B Shares	-14.77%	6.02%	2.54%
Class C Shares	-10.75%	6.35%	2.38%
Class R Shares[4]	-9.35%	7.00%	3.05%
Institutional Shares[5]	-8.95%	7.42%	3.32%
Class R6 Shares[6]	-8.90%	7.37%	3.26%
MSCI EAFE	-3.66%	5.62%	0.72%
MFLBFA	-3.31%	4.81%	0.64%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund's Class A Shares adjusted to reflect the expenses of the Fund's Class R Shares for each year for which the Fund's Class R Shares expenses would have exceeded the actual expenses paid by
Annual Shareholder Report

the Fund's Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5	The Fund's Institutional Shares commenced operations on June 21, 2010. For the period prior to the commencement of operations of Institutional Shares, the Institutional Shares performance information shown is for the Fund's Class A Shares. The performance of Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
6	The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2016, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	21.3%
United Kingdom	16.8%
Germany	10.9%
Switzerland	10.3%
Netherlands	8.4%
Japan	5.4%
Italy	4.5%
Ireland	3.5%
Hong Kong	2.5%
Belgium	2.1%
Singapore	2.1%
South Korea	2.0%
Spain	1.6%
United States	1.6%
Sweden	0.8%
Securities Lending Collateral[2]	5.5%
Cash Equivalents[3]	5.2%
Derivative Contracts[4]	1.6%
Other Assets and Liabilities—Net[5]	(6.1)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Represents cash collateral received from portfolio securities on loan which are invested in short-term investments such as repurchase agreements or money market funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2016, the Fund's sector classification composition6 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	24.3%
Industrials	16.2%
Consumer Discretionary	15.6%
Consumer Staples	15.5%
Materials	6.5%
Health Care	6.0%
Information Technology	4.0%
Energy	3.8%
Telecommunication Services	1.9%
Securities Lending Collateral[2]	5.5%
Cash Equivalents[3]	5.2%
Derivative Contracts[4]	1.6%
Other Assets and Liabilities—Net[5]	(6.1)%
TOTAL	100.0%
6	Except for Cash Equivalents, Derivative Contracts and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2016
Shares			Value in U.S. Dollars
		COMMON STOCKS—93.8%
		Belgium—2.1%
321,900		Anheuser-Busch InBev NV	$33,447,878
		France—21.3%
1,430,648		Accor SA	50,573,550
1,509,641		AXA SA	35,567,835
945,897		BNP Paribas SA	54,917,425
1,899,480		Edenred	39,898,766
216,656		Kering	46,969,397
2,141,900		Orange SA	31,169,880
423,968	[1]	Pernod Ricard SA	44,413,140
4,038,745	[1]	Television Francaise 1 SA	36,973,294
		TOTAL	340,483,287
		Germany—10.8%
280,296		Bayerische Motoren Werke AG	23,916,028
326,736		Daimler AG	21,709,472
348,729		HeidelbergCement AG	31,252,589
1,950,771	[2]	Kloeckner & Co. AG	20,538,039
627,065		Rheinmetall AG	44,714,026
375,319		SAP SE	31,414,268
		TOTAL	173,544,422
		Hong Kong—2.5%
4,106,040		Dah Sing Financial Holdings Ltd.	27,481,755
964,061		Sun Hung Kai Properties Ltd.	12,592,384
		TOTAL	40,074,139
		Ireland—3.5%
1,700,892		CRH PLC	56,775,718
		Italy—4.5%
1,675,000		Eni SPA	23,386,992
13,453,310		Intesa Sanpaolo SPA	29,721,596
5,491,000	[1]	Prada SPA	19,482,797
		TOTAL	72,591,385
		Japan—5.4%
853,300		Chugai Pharmaceutical Co. Ltd.	24,425,336
738,600		Honda Motor Co., Ltd.	21,907,112
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—continued
1,160,100		Japan Tobacco, Inc.	$40,369,550
		TOTAL	86,701,998
		Netherlands—8.4%
1,235,613	[3,4]	ABN AMRO Group NV, GDR	26,635,363
259,980		Akzo Nobel NV	16,149,849
1,869,335		Koninklijke Philips NV	53,602,981
1,480,600		Royal Dutch Shell PLC	37,825,790
		TOTAL	134,213,983
		Singapore—2.1%
2,734,639		DBS Group Holdings Ltd.	33,395,314
		South Korea—2.1%
22,159		Samsung Electronics Co. Ltd.	32,785,745
		Spain—1.6%
5,532,718		Banco Santander, SA	25,248,876
		Sweden—0.8%
686,300		Assa Abloy AB, Class B	12,929,590
		Switzerland—10.3%
114,784		Adecco Group AG	7,056,235
209,888		Cie Financiere Richemont SA	13,717,967
3,087,648	[2]	Credit Suisse Group AG	41,131,370
1,039,710	[2]	Julius Baer Group Ltd.	45,946,858
617,363		Nestle SA	41,534,011
266,782		Wolseley PLC	15,466,019
		TOTAL	164,852,460
		United Kingdom—16.8%
1,244,045		Ashtead Group PLC	24,391,208
534,100		AstraZeneca PLC	27,620,173
1,798,391		Diageo PLC	45,037,052
989,723		Imperial Brands PLC	42,442,261
210,232		InterContinental Hotels Group PLC	8,613,350
8,659,176		PageGroup PLC	40,071,051
1,533,000		Prudential PLC	29,619,534
744,400		Shire PLC	43,342,745
321,442		WPP PLC	6,873,421
		TOTAL	268,010,795
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United States—1.6%
808,245		Invesco Ltd.	$25,306,151
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,455,320,338)	1,500,361,741
		INVESTMENT COMPANIES—10.7%[5]
88,300,541	[6]	Federated Government Obligations Fund, Premier Shares, 0.31%[7] (purchased with proceeds from securities lending collateral)	88,300,541
82,514,385		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.56%[7]	82,522,636
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $170,815,301)	170,823,177
		TOTAL INVESTMENTS—104.5% (IDENTIFIED COST $1,626,135,639)[8]	1,671,184,918
		OTHER ASSETS AND LIABILITIES - NET—(4.5)%[9]	(71,248,862)
		TOTAL NET ASSETS—100%	$1,599,936,056
At November 30, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[2]The Tokyo Price Index, Long Futures	665	$85,678,948	December 2016	$9,513,357
At November 30, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold:
12/1/2016	BNY Mellon	6,495,180 GBP	$8,090,591	$(36,206)
12/1/2016	BNY Mellon	224,701 GBP	$279,487	$(1,660)
12/1/2016	BNY Mellon	13,760,635 JPY	$122,077	$1,797
12/2/2016	BNY Mellon	352,666 EUR	$372,904	$(869)
12/2/2016	BNY Mellon	500 EUR	$528	$(1)
12/16/2016	Goldman Sachs	244,503,500 EUR	$274,977,438	$15,586,602
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$15,549,663
Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2	Non-income-producing security.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At November 30, 2016, these liquid restricted securities amounted to $26,635,363, which represented 1.7% of total net assets.
Annual Shareholder Report

4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2016, these restricted securities amounted to $26,635,363, which represented 1.7% of total net assets.
5	Affiliated holding.
6	All or a portion of this security is held as collateral for securities lending.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $1,638,556,847.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
International	$281,702,753	$1,218,658,988	$—	$1,500,361,741
Investment Companies	170,823,177	—	—	170,823,177
TOTAL SECURITIES	$452,525,930	$1,218,658,988	$—	$1,671,184,918
Other Financial Instruments:*
Assets	$9,513,357	$15,588,399	$—	$25,101,756
Liabilities	(37,866)	(870)	—	(38,736)
OTHER FINANCIAL INSTRUMENTS	$9,475,491	$15,587,529	$—	$25,063,020
*	Other financial instruments include futures contracts and foreign exchange contracts
The following acronyms are used throughout this portfolio:
EUR	—Euro
GBP	—Great British Pound
GDR	—Global Depositary Receipt
JPY	—Japanese Yen
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.30	$33.41	$33.49	$25.65	$21.41
Income From Investment Operations:
Net investment income[1]	0.52	0.37	0.38	0.32	0.31
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.45)	(1.22)	(0.12)	7.73	4.02
TOTAL FROM INVESTMENT OPERATIONS	(2.93)	(0.85)	0.26	8.05	4.33
Less Distributions:
Distributions from net investment income	(0.44)	(0.26)	(0.34)	(0.21)	(0.09)
Net Asset Value, End of Period	$28.93	$32.30	$33.41	$33.49	$25.65
Total Return[2]	(9.17)%	(2.54) %	0.77%	31.60%	20.34%
Ratios to Average Net Assets:
Net expenses	1.21%[3]	1.21%	1.22%	1.36%	1.49%
Net investment income (loss)	1.61%	1.10%	1.14%	1.12%	1.33%
Expense waiver/reimbursement[4]	0.20%	0.19%	0.21%	0.14%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$482,621	$785,538	$638,630	$465,895	$235,540
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.21% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.11	$31.18	$31.30	$24.01	$20.11
Income From Investment Operations:
Net investment income[1]	0.25	0.12	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.20)	(1.15)	(0.09)	7.22	3.77
TOTAL FROM INVESTMENT OPERATIONS	(2.95)	(1.03)	0.02	7.33	3.90
Less Distributions:
Distributions from net investment income	(0.22)	(0.04)	(0.14)	(0.04)	—
Net Asset Value, End of Period	$26.94	$30.11	$31.18	$31.30	$24.01
Total Return[2]	(9.85)%	(3.30)%	0.05%	30.58%	19.39%
Ratios to Average Net Assets:
Net expenses	1.96%[3]	1.96%	1.97%	2.12%	2.24%
Net investment income (loss)	0.88%	0.39%	0.36%	0.39%	0.58%
Expense waiver/reimbursement[4]	0.26%	0.23%	0.24%	0.16%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,745	$27,748	$25,457	$23,141	$15,557
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.96% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.02	$31.12	$31.28	$23.97	$20.07
Income From Investment Operations:
Net investment income[1]	0.26	0.07	0.11	0.09	0.14
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.20)	(1.09)	(0.09)	7.23	3.76
TOTAL FROM INVESTMENT OPERATIONS	(2.94)	(1.02)	0.02	7.32	3.90
Less Distributions:
Distributions from net investment income	(0.26)	(0.08)	(0.18)	(0.01)	—
Net Asset Value, End of Period	$26.82	$30.02	$31.12	$31.28	$23.97
Total Return[2]	(9.85)%	(3.29)%	0.06%	30.57%	19.43%
Ratios to Average Net Assets:
Net expenses	1.96%[3]	1.96%	1.97%	2.12%	2.24%
Net investment income (loss)	0.90%	0.22%	0.34%	0.35%	0.62%
Expense waiver/reimbursement[4]	0.24%	0.24%	0.26%	0.17%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$100,153	$147,373	$100,558	$55,168	$32,937
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.96% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2013[1]
	2016	2015	2014
Net Asset Value, Beginning of Period	$32.11	$33.32	$33.47	$27.08
Income From Investment Operations:
Net investment income (loss)[2]	0.41	0.33	(0.10)	(0.03)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	(3.38)	(1.23)	0.31	6.42
TOTAL FROM INVESTMENT OPERATIONS	(2.97)	(0.90)	0.21	6.39
Less Distributions:
Distributions from net investment income	(0.39)	(0.31)	(0.36)	—
Net Asset Value, End of Period	$28.75	$32.11	$33.32	$33.47
Total Return[3]	(9.35)%	(2.72)%	0.64%	23.60%
Ratios to Average Net Assets:
Net expenses	1.40%[4]	1.39%	1.42%	1.44%[5]
Net investment income (loss)	1.45%	0.98%	(0.31)%	(0.22)%[5]
Expense waiver/reimbursement[6]	0.40%	0.40%	0.45%	0.46%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$52,007	$54,555	$48,227	$317
Portfolio turnover	34%[7]	2%	4%	5%[8]
1	Reflects operations for the period June 24, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.40% for the year ended November 30, 2016, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
7	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.41	$33.52	$33.57	$25.71	$21.47
Income From Investment Operations:
Net investment income[1]	0.66	0.41	0.43	0.40	0.35
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.53)	(1.17)	(0.08)	7.73	4.04
TOTAL FROM INVESTMENT OPERATIONS	(2.87)	(0.76)	0.35	8.13	4.39
Less Distributions:
Distributions from net investment income	(0.51)	(0.35)	(0.40)	(0.27)	(0.15)
Net Asset Value, End of Period	$29.03	$32.41	$33.52	$33.57	$25.71
Total Return[2]	(8.95)%	(2.28)%	1.04%	31.89%	20.65%
Ratios to Average Net Assets:
Net expenses	0.96%[3]	0.96%	0.96%	1.12%	1.24%
Net investment income (loss)	1.98%	1.22%	1.30%	1.39%	1.52%
Expense waiver/reimbursement[4]	0.19%	0.17%	0.18%	0.12%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$798,168	$1,379,228	$886,511	$370,569	$201,149
Portfolio turnover	34%[5]	2%	4%	5%	16%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.96% for the year ended November 30, 2016, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
5	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2013[1]
	2016	2015	2014
Net Asset Value, Beginning of Period	$32.37	$33.48	$33.51	$30.30
Income from Investment Operations:
Net investment income[2]	0.52	0.50	0.53	0.03
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.37)	(1.25)	(0.16)	3.18
TOTAL FROM INVESTMENT OPERATIONS	(2.85)	(0.75)	0.37	3.21
Less Distributions:
Distributions from net investment income	(0.52)	(0.36)	(0.40)	—
Net Asset Value, End of Period	$29.00	$32.37	$33.48	$33.51
Total Return[3]	(8.90)%	(2.25)%	1.11%	10.59%
Ratios to Average Net Assets:
Net expenses	0.90%[4]	0.90%	0.91%	0.94%[5]
Net investment income	1.94%	1.49%	1.58%	0.28%[5]
Expense waiver/reimbursement[6]	0.14%	0.15%	0.17%	0.21%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$147,243	$105,259	$55,808	$4,173
Portfolio turnover	34%[7]	2%	4%	5%[8]
1	Reflects operations for the period August 5, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.90% for the year ended November 30, 2016, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	The portfolio turnover rate was higher from the prior year as a result of significant fund outflows, and fundamental imbalances in the equity markets from a “bottom up” basis which arose from extreme market volatility that was caused by macroeconomic and political events.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2016
Assets:
Total investment in securities, at value including $83,960,595 of securities loaned and $170,823,177 of investment in an affiliated holdings (Note 5) (identified cost $1,626,135,639)		$1,671,184,918
Restricted cash (Note 2)		3,770,975
Cash denominated in foreign currencies (identified cost $990,593)		989,966
Cash		74,386
Receivable for investments sold		12,244,166
Unrealized appreciation on foreign exchange contracts		15,588,399
Income receivable		4,359,839
Receivable for shares sold		1,787,973
Receivable for daily variation margin on futures contracts		465,015
TOTAL ASSETS		1,710,465,637
Liabilities:
Payable for collateral due to broker for securities lending	$88,300,541
Payable for shares redeemed	21,240,547
Unrealized depreciation on foreign exchange contracts	38,736
Payable for investment adviser fee (Note 5)	164,653
Payable for other service fees (Notes 2 and 5)	126,845
Payable for distribution services fee (Note 5)	85,786
Payable for administrative fee (Note 5)	3,435
Accrued expenses (Note 5)	569,038
TOTAL LIABILITIES		110,529,581
Net assets for 55,532,064 shares outstanding		$1,599,936,056
Net Assets Consists of:
Paid-in capital		$1,776,476,694
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		69,793,186
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(265,796,676)
Undistributed net investment income		19,462,852
TOTAL NET ASSETS		$1,599,936,056
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($482,620,870 ÷ 16,683,688 shares outstanding) $0.001 par value, 300,000,000 shares authorized	$28.93
Offering price per share (100/94.50 of $28.93)	$30.61
Redemption proceeds per share	$28.93
Class B Shares:
Net asset value per share ($19,744,537 ÷ 732,886 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$26.94
Offering price per share	$26.94
Redemption proceeds per share (94.50/100 of $26.94)	$25.46
Class C Shares:
Net asset value per share ($100,152,725 ÷ 3,734,023 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$26.82
Offering price per share	$26.82
Redemption proceeds per share (99.00/100 of $26.82)	$26.55
Class R Shares:
Net asset value per share ($52,007,499 ÷ 1,809,207 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$28.75
Offering price per share	$28.75
Redemption proceeds per share	$28.75
Institutional Shares:
Net asset value per share ($798,167,698 ÷ 27,495,715 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$29.03
Offering price per share	$29.03
Redemption proceeds per share	$29.03
Class R6 Shares:
Net asset value per share ($147,242,727 ÷ 5,076,545 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$29.00
Offering price per share	$29.00
Redemption proceeds per share	$29.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2016
Investment Income:
Dividends (including $1,383,267 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $3,311,500)			$42,889,262
Interest (including income on securities loaned of $17,440,276)			17,441,565
TOTAL INCOME			60,330,827
Expenses:
Investment adviser fee (Note 5)		$18,806,927
Administrative fee (Note 5)		1,634,248
Custodian fees		375,629
Transfer agent fees (Note 2)		2,517,406
Directors'/Trustees' fees (Note 5)		20,645
Auditing fees		32,100
Legal fees		11,393
Distribution services fee (Note 5)		1,371,037
Other service fees (Notes 2 and 5)		1,900,113
Portfolio accounting fees		242,506
Share registration costs		135,589
Printing and postage		115,546
Taxes		127,137
Miscellaneous (Note 5)		63,273
TOTAL EXPENSES		27,353,549
Waivers, Reimbursements and Reductions:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,967,597)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(1,161,017)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(10,400)
Reduction of custodian fees (Note 6)	(209)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTIONS		(4,139,223)
Net expenses			23,214,326
Net investment income			37,116,501
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	$(202,519,916)
Net realized loss on futures contracts	(40,793,703)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(14,955,432)
Net change in unrealized appreciation of futures contracts	(17,926,177)
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(276,195,228)
Change in net assets resulting from operations	$(239,078,727)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$37,116,501	$23,269,724
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(243,313,619)	10,166,533
Net change in unrealized appreciation/(depreciation) of investments, futures contracts and translation of assets and liabilities in foreign currencies	(32,881,609)	(107,038,889)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(239,078,727)	(73,602,632)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,615,976)	(5,027,207)
Class B Shares	(201,932)	(33,289)
Class C Shares	(1,311,606)	(247,686)
Class R Shares	(665,013)	(443,165)
Institutional Shares	(22,262,256)	(9,331,601)
Class R6 Shares	(2,251,212)	(607,455)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(37,307,995)	(15,690,403)
Share Transactions:
Proceeds from sale of shares	799,094,765	1,310,141,936
Net asset value of shares issued to shareholders in payment of distributions declared	29,089,469	11,493,591
Cost of shares redeemed	(1,451,561,409)	(487,832,995)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(623,377,175)	833,802,532
Change in net assets	(899,763,897)	744,509,497
Net Assets:
Beginning of period	2,499,699,953	1,755,190,456
End of period (including undistributed net investment income of $19,462,852 and $17,765,808, respectively)	$1,599,936,056	$2,499,699,953
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2016
1. Organization
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that
Annual Shareholder Report

Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers, reimbursements and reductions of $4,139,223 is disclosed in various locations in this Note 2, Note 5 and Note 6.
For the year ended November 30, 2016, an unaffiliated third-party waived $20,927 of portfolio accounting fees. For the year ended November 30, 2016, the custodian reimbursed $43,135 of custody fees.
For the year ended November 30, 2016, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$814,830	$(326,569)
Class B Shares	43,595	(25,793)
Class C Shares	219,238	(122,577)
Class R Shares	143,849	(3,322)
Institutional Shares	1,270,458	(487,125)
Class R6 Shares	25,436	—
TOTAL	$2,517,406	$(965,386)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended November 30, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,530,814
Class B Shares	57,439
Class C Shares	311,860
TOTAL	$1,900,113
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as restricted cash or as an investment in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of long futures contracts held by the Fund throughout the period was $216,516,232. This is based on amounts held as of each month-end throughout the fiscal year.
Annual Shareholder Report

Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.
The securities lending agreement permits the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund. As of November 30, 2016, securities subject to this type of arrangement and related collateral was as follows:
Market Value of Securities Loaned	Market Value of Collateral
$83,960,595	$88,300,541
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $2,084,198 and $5,188,739, respectively. This is based on the amounts held as of each month-end throughout the fiscal year.
Annual Shareholder Report

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for daily variation margin on futures contracts	$9,513,357*		$—
Annual Shareholder Report

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$15,588,399	Unrealized depreciation on foreign exchange contracts	$38,736
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$25,101,756		$38,736
*	Includes cumulative unrealized appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts[1]	Total
Foreign exchange contracts	$—	$5,981,261	$5,981,261
Equity contracts	$(40,793,703)	$—	$(40,793,703)
TOTAL	$(40,793,703)	$5,981,261	$(34,812,442)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts[2]	Total
Foreign exchange contracts	$—	$(3,990,654)	$(3,990,654)
Equity contracts	$(17,926,177)	$—	$(17,926,177)
TOTAL	$(17,926,177)	$(3,990,654)	$(21,916,831)
1	The net realized gain (loss) on Forward Exchange Contracts is found within the net realized gain (loss) on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized appreciation/depreciation of Forward Exchange Contracts is found within the Net Change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,656,184	$134,601,420	10,488,260	$352,404,422
Shares issued to shareholders in payment of distributions declared	316,090	9,798,790	139,511	4,543,893
Shares redeemed	(12,608,452)	(363,543,037)	(5,420,347)	(179,927,349)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(7,636,178)	$(219,142,827)	5,207,424	$177,020,966

	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	83,436	$2,265,746	249,448	$7,914,838
Shares issued to shareholders in payment of distributions declared	5,719	166,255	907	27,735
Shares redeemed	(277,705)	(7,468,667)	(145,466)	(4,527,805)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(188,550)	$(5,036,666)	104,889	$3,414,768

	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	774,052	$21,251,201	2,453,556	$77,235,301
Shares issued to shareholders in payment of distributions declared	40,870	1,182,761	7,020	214,036
Shares redeemed	(1,989,385)	(53,337,025)	(783,466)	(24,206,082)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,174,463)	$(30,903,063)	1,677,110	$53,243,255

	2016		2015
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	625,877	$17,938,984	632,196	$20,878,206
Shares issued to shareholders in payment of distributions declared	19,721	608,595	13,665	443,166
Shares redeemed	(535,534)	(15,300,764)	(394,293)	(13,108,294)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	110,064	$3,246,815	251,568	$8,213,078
Annual Shareholder Report

	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	17,914,397	$520,896,931	23,585,242	$787,537,661
Shares issued to shareholders in payment of distributions declared	511,434	15,869,787	176,235	5,747,007
Shares redeemed	(33,489,579)	(963,760,964)	(7,645,888)	(253,823,049)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(15,063,748)	$(426,994,246)	16,115,589	$539,461,619

	2016		2015
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,446,157	$102,140,483	1,933,820	$64,171,508
Shares issued to shareholders in payment of distributions declared	47,218	1,463,281	15,906	517,754
Shares redeemed	(1,668,136)	(48,150,952)	(365,099)	(12,240,416)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	1,825,239	$55,452,812	1,584,627	$52,448,846
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	22,127,636	$623,377,175	24,941,207	$833,802,532
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and expiring capital loss carryforwards.
For the year ended November 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(14,417,924)	$1,888,538	$12,529,386
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2016 and 2015, was as follows:
	2016	2015
Ordinary income	$37,307,995	$15,690,403
Annual Shareholder Report

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$35,050,381
Net unrealized appreciation	$41,862,651
Capital loss carryforwards and deferrals	$(253,453,670)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At November 30, 2016, the cost of investments for federal tax purposes was $1,638,556,847. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts, was $32,628,071. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $150,660,879 and net unrealized depreciation from investments for those securities having an excess of cost over value of $118,032,808.
At November 30, 2016, the Fund had a capital loss carryforward of $253,453,670 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$86,211,898	$156,296,637	$242,508,535
2017	$10,945,135	NA	$10,945,135
Capital loss carryforwards of $14,417,924 expired during the year ended November 30, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the Adviser waived $2,633,053 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$172,317	$—
Class C Shares	935,581	—
Class R Shares	263,139	(131,569)
TOTAL	$1,371,037	$(131,569)
Annual Shareholder Report

For the year ended November 30, 2016, FSC retained $299,577 of fees paid by the Fund. For the year ended November 30, 2016, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2016, FSC retained $37,061 in sales charges from the sale of Class A Shares. FSC also retained $13,783, $127,241 and $36,028 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2016, FSSC received $54,670 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses and extraordinary expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 1.21%, 1.96%, 1.96%, 1.40%, 0.95% and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2016, the Adviser reimbursed $334,544. Transactions with the affiliated holdings during the year ended November 30, 2016 were as follows:
	Federated Government Obligations Fund, Premier Shares	Federated Institutional Money Market Management, Institutional Shares	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total
Balance of Shares Held 11/30/2015	—	28,312,602	559,122,425	587,435,027
Purchases/Additions	$88,300,541	$—	$599,368,258	$687,668,799
Sales/Reductions	—	(28,312,602)	$(1,075,976,298)	$(1,104,288,900)
Balance of Shares Held 11/30/2016	88,300,541	—	82,514,385	170,814,926
Value	$88,300,541	$—	$82,522,636	$170,823,177
Dividend Income	$16,895	$255,434	$1,110,938	$1,383,267
6. EXPENSE REDUCTION
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2016 the Fund's expenses were reduced by $10,400 under these arrangements.
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended November 30, 2016, the Fund's expenses were reduced by $209 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2016, were as follows:
Purchases	$603,000,231
Sales	$791,768,194
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires
Annual Shareholder Report

the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2016, the Fund had no outstanding loans. During the year ended November 30, 2016, the Fund did not utilize the LOC.
9. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2016, there were no outstanding loans. During the year ended November 30, 2016, the program was not utilized.
11. Regulatory Updates
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
12. FEDERAL TAX INFOrmation (unaudited)
For the fiscal year ended November 30, 2016, 100.00% of total ordinary income distributions paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2016, 100.00% qualify for the dividend received deduction available to corporate shareholders.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2016, the Fund derived $62,142,998 of gross income from foreign sources and paid foreign taxes of $3,311,500.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:
We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for each of the periods or years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods or years indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$988.70	$6.02
Class B Shares	$1,000.00	$985.00	$9.73
Class C Shares	$1,000.00	$984.90	$9.73
Class R Shares	$1,000.00	$988.00	$6.96
Institutional Shares	$1,000.00	$990.10	$4.73
Class R6 Shares	$1,000.00	$990.10	$4.48
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,018.95	$6.11
Class B Shares	$1,000.00	$1,015.20	$9.87
Class C Shares	$1,000.00	$1,015.20	$9.87
Class R Shares	$1,000.00	$1,018.00	$7.06
Institutional Shares	$1,000.00	$1,020.25	$4.80
Class R6 Shares	$1,000.00	$1,020.50	$4.55
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.21%
Class B Shares	1.96%
Class C Shares	1.96%
Class R Shares	1.40%
Institutional Shares	0.95%
Class R6 Shares	0.90%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Treasurer, Passport Research, LTD; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries. Thomas R. Donahue and J. Christopher Donahue are sons of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: January 1994	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated International Leaders Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of Federated Global Investment Management Corp. (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has
Annual Shareholder Report

allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2016
Share Class	Ticker
A	ISCAX
B	ISCBX
C	ISCCX
Institutional	ISCIX

Federated International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated World Investment Series, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2015 through November 30, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2016, was -10.16% for Class A Shares, -10.88% for Class B Shares, -10.89% for Class C Shares and -10.00% for the Institutional Shares. The total return for the MSCI ACWI ex USA SMID Cap Index (the “MSCI Index”)1 was 0.83% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the Fund's investment strategy focused on: (a) smaller- to mid-sized capitalized companies; (b) stock selection; and (c) currency allocation. These were the most significant factors affecting the performance relative to the MSCI Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
After a weak start, global equity markets2 recovered, ending the reporting period mixed with emerging markets outperforming developed markets. Early on, market sentiment suffered from fears of a financial crisis developing in emerging markets, the continued turmoil in the Middle East, the ongoing refugee crisis in Europe and a correction in the commodities market. Equity markets' performance bottomed by mid-February, coinciding with a rebound in oil prices and better-than-expected economic data. Throughout the reporting period, central banks remained accommodative as major central banks committed to price stability with new rate cuts and additional quantitative easing. In January, Japan joined Sweden, Denmark, Switzerland and the European Central Bank (ECB) when it cut its benchmark rate to below zero. Central banks are following the negative interest rate policy in an effort to encourage both inflation and economic growth. The U.S. Federal Reserve held off from any policy rate increases indicating that it would follow a slower path of rate increases as its outlook for global growth and prices remained muted.
In March, the ECB recommitted to its 1.1 trillion euro asset purchase program and began buying corporate bonds in an effort to extend the scope of asset purchases and counter deflationary forces. As the equity markets showed signs of recovery, investors' attention shifted to the U.K. referendum to leave the European Union (“Brexit”) and its potential consequences. While the referendum race tightened in the months leading up to the vote, polls taken immediately before the vote suggested the U.K. would remain in the European Union (EU). The final decision in favor of leaving the EU surprised investors
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and caused equity volatility to surge. Global equity markets retreated initially while the U.S. dollar strengthened in response to uncertainty over the future of the EU and how the negative surprise would impact the European and global economies.
Given the low level of interest rates globally and the continuation of quantitative easing, investors were concerned that the major central banks lacked the traditional firepower required to stimulate their economies in the event of a potential downturn. Furthermore, growing populism spurred by an anti-immigration movement, persistent austerity, and lackluster domestic growth drove much of the negative sentiment towards the EU. However, the European economic outlook continued on a gradual upward trajectory. Despite geopolitical turmoil, the euro area aggregate manufacturing Purchasing Manager's Index (PMI) remained in expansionary territory throughout the first half. While exports to emerging markets fell, domestic demand in Europe continued to recover, helped by record low interest rates and lower energy costs. Following the initial Brexit shock, economic data releases were better than expected both in the U.K. and Europe. The swift government actions and fresh stimulus measures provided market relief as the U.K. continues to prepare for its separation from the EU. The impact on consumer and business sentiment has been minimal. In September, the IFO Pan German Business Expectations hit a high for the year at 104.5, and Markit Eurozone Manufacturing PMI rose to 52.6, signaling economic expansion. Despite continuing concerns in some countries, fiscal policy in the eurozone turned slightly expansionary in 2016 courtesy of extra spending on refugees and infrastructure in Germany and fiscal spending in other countries. Nonetheless, Brexit and the potential for future referendums by other EU member states will likely continue to have a negative impact on consumer and business sentiment. It is unclear what will be the future relationship of the U.K. to the EU and this uncertainty may overhang the European economies and markets.
In Japan, investors grew increasingly concerned that the yen, which strengthened versus the U.S. dollar, would hurt corporate profits and undermine corporate confidence. Economic data was softer than anticipated, reflecting a drop in personal consumption and weaker than expected wage growth. The Bank of Japan (BoJ) lowered its benchmark rate into negative territory in an attempt to encourage economic activity and raise inflation expectations. However, the change in policy was negatively received as worries about undermining the banking sector led to a sell-off in Financials. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. In an effort to boost confidence, Prime Minister Shinzo Abe announced a two and half year delay of the long awaited
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2

consumption tax hike slated for April 2017. In September, the BoJ announced a new policy framework aimed at steepening the yield curve by maintaining negative short rates and 10-year Japanese Government Bond yields close to 0%. Additionally, the BoJ committed to expanding the monetary base until inflation exceeds 2%.
China's economy, led by new economy companies, real estate and government spending, showed signs of stabilizing. Poor policy decisions by the central government spooked investors at the start of the year, but appear to have abated with officials learning from their mistakes. As the year progressed, record bank lending contributed to concerns over China's already high debt levels. Authorities concerned with asset bubbles imposed restrictions on real estate purchases and property lending by the banks. Additional restrictions were enacted on interbank lending to tighten liquidity. Corporate debt levels are expected to continue to be an overhang; however, the Chinese government has demonstrated that rising non-performing loan issues will be managed in an orderly fashion. The Renminbi continued to depreciate, but in a more measured and orderly fashion than last year's sudden devaluation.
In Latin America, months of political crisis in Brazil ended following the impeachment of President Rousseff and swearing in of interim President Michel Temer. President Temer has introduced a plan for additional economic and social reforms needed to counter the high inflation and economic deterioration that has plagued Brazil in recent years. Brazil's central bank signaled its willingness to lower rates to revive growth upon the first signs that inflation is under control. In Mexico, despite 225bps of rate hikes by Banco de Mexico over the last year, the peso fell to an all-time low on expected rate hikes from the U.S. central bank and on concerns over U.S. President elect Donald Trump's anti-immigration comments and intent on renegotiating the North American Free Trade Agreement. Mexico has been struggling with weak fixed investment as lower government revenues have been hurt by the oil downturn. On a positive note, personal consumption remains strong driven by job creation, above trend wage growth and record level remittances from the U.S.
For the reporting period, emerging markets3 led developed markets with the MSCI Emerging Markets Index4 (8.47%) outperforming the MSCI EAFE Index5 (-3.66%). Broadly, there was a wide divergence among country returns.6 By region, Latin America was the top performer despite the strong U.S. dollar. MSCI Peru (47.87%), MSCI Colombia (17.52%) and MSCI Chile (17.39%) outperformed while MSCI Mexico was the only laggard (-14.27%) in the region. Emerging markets in Asia also ended the period positively including MSCI Taiwan (19.14%), MSCI Indonesia (16.67%) and MSCI Thailand (14.55%). Benefitting from higher commodity prices, Brazil (56.49%), Russia (23.54%), Canada (13.77%) and Australia (12.02%) outperformed. Within developed markets, European markets ended the period mostly lower.
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MSCI Austria (4.93%) and MSCI Norway (2.94%) were the top contributors. Bottom performers included MSCI Italy (-23.50%), MSCI Denmark (-17.39), MSCI Spain (-13.71%) and MSCI UK (-7.83%). Finally in developed markets in Asia, Japan was modestly positive (1.72%).
FUND PERFORMANCE
During the reporting period, the Fund underperformed the MSCI Index. On a sector level, the Fund's stock selection in Financials and stock selection and underweight to Materials were the largest detractors from performance, accounting for half of the Fund's underperformance. This is a sharp contrast to the prior year when those two positions were the largest contributors to the Fund's outperformance. By country, the Fund's underweight to emerging markets detracted from performance as did the overweight in the U.K. and the underweight in Canada.
There are a couple of overlapping themes that impacted the Fund's sector and country performance. The surprise decision of “Brexit” had a disproportionate impact on our U.K. financials holdings. In Materials, our underweight to metals and mining weighed on the Fund's performance in Canada as the majority of these companies are listed in Canada. In emerging markets, performance was bifurcated with Latin America outperforming emerging markets in Asia by a wide margin. Brazil, where the Fund is underweight, was one of the strongest performing countries as the impeachment of President Rousseff overshadowed the deteriorating economic situation.
Positive contributions came from the Information Technology and Real Estate sectors. In Information Technology, the Fund benefited from positive stock selection and its overweight position to an industry that outperformed the benchmark return. The Fund's underweight to Real Estate, which was an underperforming sector, was the main source of outperformance in that sector. Currency hedges were an additional source of positive contribution for the Fund. The Fund used currency hedges to neutralize its exposure to the British pound and the euro, both of which depreciated against the U.S. dollar during the reporting period.
Information Technology stocks that were among top contributors include STMicroelectronics N.V. and Siltronic AG. Both semiconductor manufacturers continue to benefit from strong demand for consumer electronics, particularly from the growing middle class in China and other emerging market countries. Siltronic AG has also been the subject of persistent takeout speculation. Within the Consumer Discretionary sector, ASOS PLC and lululemon athletica Inc. were two of the Fund's other largest positive contributors. ASOS PLC is a leading global internet fashion retail company that has been gaining market share as consumers shift from brick and mortar retailers to online. lululemon athletica Inc. continues to exhibit strong pricing power as demand remains robust in the “athleisure” category. Gross margins also started to rebuild after a challenging 2015.
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As mentioned above, the Fund's underweight position in the Materials sector, with a lack of exposure to mining stocks, was the leading detractor. Metals and mining stocks saw substantial gains in 2016 as sentiment toward the sector troughed and subsequently turned. These gains were exacerbated by Donald Trump's successful presidential campaign. As of the end of the reporting period, Fund management has reviewed the positioning in Materials; however, management remained selective as it appeared that sector valuations have run ahead of underlying fundamentals. In Financials, U.K. bank Shawbrook Group PLC, and Italian asset manager, Anima Holding S.p.A., were the largest detractors. Shawbrook PLC's valuation was cut in half following the Brexit vote. While the stock has recovered the bulk of its Brexit-related losses, the continued weakness of the British pound has impacted its return. Anima S.p.A. has been under pressure due to the general rotation out of Italian asset managers given the concern around the Italian Banking sector.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
3	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 23 emerging market countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
5	The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
6	MSCI country indexes are constructed by identifying every listed security in the market. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Small-Mid Company Fund from November 30, 2006 to November 30, 2016, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2016
■  Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■  Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2016
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-15.11%	4.99%	1.47%
Class B Shares	-15.16%	5.06%	1.40%
Class C Shares	-11.66%	5.34%	1.24%
Institutional Shares[3]	-10.00%	6.40%	2.22%
MSCI Index	0.83%	6.25%	2.33%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The MSCI ACWI ex USA SMID Cap Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Institutional Shares commenced operations on March 31, 2008. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2016, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	19.6%
United Kingdom	15.1%
France	10.3%
Germany	8.7%
Canada	5.8%
Italy	4.2%
Netherlands	3.4%
Mexico	2.8%
Ireland	2.3%
Spain	2.3%
Thailand	2.2%
Hong Kong	2.0%
Switzerland	1.8%
Denmark	1.5%
China	1.4%
Australia	1.4%
Israel	1.3%
Cayman Islands	1.3%
Bermuda	1.3%
Sweden	1.2%
Austria	1.1%
Luxembourg	0.8%
Taiwan	0.8%
Indonesia	0.8%
India	0.7%
Brazil	0.3%
Cash Equivalents[2]	5.4%
Derivative Contracts[3]	0.2%
Other Assets and Liabilities—Net[4,5]	(0.0)%
TOTAL	100.0%
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At November 30, 2016, the Fund's sector classification composition6 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	19.1%
Consumer Discretionary	17.7%
Financials	15.7%
Information Technology	11.1%
Health Care	9.9%
Consumer Staples	6.3%
Materials	4.9%
Telecommunication Services	2.9%
Energy	2.6%
Real Estate	2.0%
Utilities	1.8%
Commodity	0.4%
Cash Equivalents[2]	5.4%
Derivative Contracts[3]	0.2%
Other Assets and Liabilities—Net[4,5]	(0.0)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5	Represents less than 0.005%.
6	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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9

Portfolio of Investments
November 30, 2016
Shares			Value in U.S. Dollars
		COMMON STOCKS—94.0%
		Australia—1.4%
233,893		Link Holdings Ltd.	$1,295,428
414,184	[1]	Viva Energy REIT Ltd.	675,751
		TOTAL	1,971,179
		Austria—1.1%
58,000	[1]	Erste Group Bank AG	1,613,007
		Bermuda—1.3%
21,500	[1]	Arch Capital Group Ltd.	1,778,480
		Brazil—0.3%
103,261	[1]	Centro de Imagem Diagnosticos SA (Alliar)	483,933
		Canada—5.4%
66,400		Canadian Western Bank	1,441,394
310,689	[1]	Eldorado Gold Corp.	855,765
70,611		Hudson's Bay Co.	776,390
201,183	[1]	Mitel Networks Corp.	1,448,254
53,000		North West Co., Inc./The	988,350
91,000		Pason Systems, Inc	1,079,833
200,000	[1]	Precision Drilling Corp.	1,060,076
		TOTAL	7,650,062
		Cayman Islands—1.3%
1,424,000		Nexteer Automotive Group Ltd.	1,783,361
		China—1.4%
5,514,000	[2]	CT Environmental Group Ltd.	1,331,980
44,927	[1]	ZTO Express (Cayman), Inc.	679,745
		TOTAL	2,011,725
		Denmark—1.5%
24,000		Chr.Hansen Holding	1,330,258
44,085	[1]	NETS A/S	752,653
		TOTAL	2,082,911
		France—10.3%
48,552		Accor SA	1,716,318
33,633	[1]	Advanced Accelerator Applications SA, ADR	983,765
25,871	[1]	Criteo SA, ADR	1,067,696
63,000		Edenred	1,323,321
6,700		Iliad SA	1,269,447
Annual Shareholder Report
10

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		France—continued
31,700		Ipsen SA	$2,148,543
18,647		Publicis Groupe	1,208,453
130,000		STMicroelectronics NV	1,325,999
14,380		Teleperformance	1,403,071
117,500		Television Francaise 1 SA TF1	1,075,671
49,170		Zodiac SA	1,090,200
		TOTAL	14,612,484
		Germany—8.7%
14,500		Deutsche Boerse AG	1,122,564
101,898	[3,4]	Deutsche Pfandbriefbank AG	1,056,326
243,531		Deutz AG	1,329,761
26,600	[1]	Dialog Semiconductor PLC	1,053,622
24,864		GEA Group AG	924,989
19,202		HeidelbergCement AG	1,720,855
108,837	[1]	Kloeckner & Co. AG	1,145,854
19,912		Osram Licht AG	1,014,042
29,386		Rheinmetall AG	2,095,423
21,500	[1]	Siltronic AG	860,047
		TOTAL	12,323,483
		Hong Kong—2.0%
709,000	[3,4]	Regina Miracle International Holdings Ltd.	697,604
548,500		Techtronic Industries Co.	2,146,276
		TOTAL	2,843,880
		India—0.7%
190,000		Jyothy Laboratories Ltd.	971,933
		Indonesia—0.8%
12,000,000		PT Ramayana Lestari Sentosa	1,051,573
		Ireland—2.3%
120,841	[1]	Grafton Group PLC	798,855
17,200		Kerry Group PLC, Class A	1,216,757
56,965		Smurfit Kappa Group PLC	1,298,048
		TOTAL	3,313,660
		Israel—1.3%
20,998	[1]	Caesar Stone SDOT Yam Ltd.	571,146
18,854		NICE Ltd., ADR	1,240,405
		TOTAL	1,811,551
Annual Shareholder Report
11

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Italy—4.2%
157,429	[3,4]	Anima Holding SPA	$773,282
267,029	[1,3,4]	Enav SPA	900,861
301,881	[3,4]	Infrastrutture Wireless Italiane SPA	1,279,894
116,364	[3,4]	Massimo Zanetti Beverage Group SPA	803,400
81,015	[1]	Yoox Net-A-Porter Group	2,179,074
		TOTAL	5,936,511
		Japan—19.6%
35,600		Aisin Seiki Co.	1,548,238
25,500		Alps Electric Co.	660,303
77,600		Chugai Pharmaceutical Co. Ltd.	2,221,266
88,900		Daifuku Co.	1,737,383
9,300		Disco Corp.	1,122,131
46,000		Don Quijote Holdings Co. Ltd.	1,783,266
61,000		Doutor Nichires Holdings Co. Ltd.	1,133,431
40,100		Horiba Ltd.	1,811,329
1,620		Japan Hotel REIT Investment Corp.	1,138,842
97,300		Kakaku.com, Inc.	1,535,146
42,200		Kanamoto Co. Ltd.	975,574
19,600		Kusuri No Aoki Holdings Co. Ltd.	833,478
63,000		Kyowa Hakko Kirin Co. Ltd.	915,635
18,600		Matsumotokiyoshi Holdings Co. Ltd.	897,099
11,300		Nidec Corp.	1,023,364
12,000		Nitori Holdings Co.	1,252,503
19,400		Ono Pharmaceutical Co. Ltd.	429,413
21,800		Shionogi and Co.	1,029,421
38,500		Sompo Japan Nipponkoa Holdings, Inc.	1,284,986
35,100		Square Enix Holdings Co. Ltd.	884,016
54,800		Temp Holdings Co. Ltd.	861,858
50,800		THK Co. Ltd.	1,123,672
7,400		Tsuruha Holdings, Inc.	752,383
30,000		United Arrows Ltd.	758,084
		TOTAL	27,712,821
		Luxembourg—0.8%
86,199		SAF-Holland SA	1,192,254
		Mexico—2.8%
105,000		Gruma SA, Class B	1,255,754
9,800		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	1,414,826
Annual Shareholder Report
12

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Mexico—continued
291,316		Infraestructura Energetica Nova SAB de CV	$1,268,278
		TOTAL	3,938,858
		Netherlands—3.4%
61,400	[1,3,4]	ABN AMRO Group NV, GDR	1,323,563
29,032	[3,4]	Grandvision NV	588,714
50,869	[3,4]	Intertrust NV	885,693
62,400		NN Group NV	2,002,140
		TOTAL	4,800,110
		Spain—2.3%
114,234	[3,4]	Cellnex Telecom SAU	1,597,234
53,000		Cia de Distribucion Integral Logista Holdings	1,189,609
100,268	[1,3,4]	TelePizza SA	504,778
		TOTAL	3,291,621
		Sweden—1.2%
179,474	[3,4]	Hoist Finance AB	1,644,262
		Switzerland—1.8%
33,382	[1]	Julius Baer Group Ltd.	1,475,217
6,900		Tecan AG	1,088,356
		TOTAL	2,563,573
		Taiwan—0.8%
112,528		Eclat Textile Co. Ltd.	1,163,713
		Thailand—2.2%
650,000		Central Pattana PCL, GDR	1,027,438
1,500,000		CH. Karnchang Public Co. Ltd.	1,320,680
735,000		Minor International PCL, GDR	772,513
		TOTAL	3,120,631
		United Kingdom—15.1%
117,032		Ashtead Group PLC	2,294,573
27,600	[1]	ASOS PLC	1,742,893
58,059		Babcock International Group PLC	692,235
580,000		Booker Group PLC	1,249,452
21,082		Croda International PLC	858,772
167,981		Essentra PLC	833,358
155,000		ICAP PLC	944,278
40,755	[1]	Livanova PLC	1,804,224
57,745		London Stock Exchange Group PLC	1,984,818
225,072		PageGroup PLC	1,041,539
Annual Shareholder Report
13

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United Kingdom—continued
15,010		Rightmove PLC	$689,059
321,244	[1,3,4]	Shawbrook Group Ltd.	1,006,864
32,800		Shire PLC	1,909,782
157,763		St. James's Place Capital PLC	1,851,458
532,567	[1]	Vectura Group PLC	951,033
148,282		Wood Group (John) PLC	1,532,796
		TOTAL	21,387,134
		TOTAL COMMON STOCKS (IDENTIFIED COST $121,165,206)	133,054,710
		EXCHANGE-TRADED FUND—0.4%
		Canada—0.4%
58,054	[1]	Sprott Physical Gold Trust (IDENTIFIED COST $641,787)	557,318
		INVESTMENT COMPANY—5.4%
7,573,944	[5]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.56%[6] (IDENTIFIED COST $7,573,998)	7,574,702
		TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $129,380,991)[7]	141,186,730
		OTHER ASSETS AND LIABILITIES - NET—0.2%[8]	284,700
		TOTAL NET ASSETS—100%	$141,471,430
At November 30, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/15/2016	JPMorgan	6,323,500 EUR	$7,008,261	$(300,146)
12/15/2016	JPMorgan	6,323,500 EUR	$7,104,170	$(396,055)
12/15/2016	JPMorgan	2,453,000 GBP	$3,055,218	$15,659
Contracts Sold:
12/1/2016	BNY Mellon	1,454,719 JPY	$12,716	$1
12/1/2016	BNY Mellon	803,322 JPY	$7,022	$—
12/1/2016	BNY Mellon	440,362 JPY	$3,849	$—
12/1/2016	BNY Mellon	328,578 JPY	$2,872	$—
Annual Shareholder Report
14

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Sold: (continued)
12/2/2016	BNY Mellon	10,377 EUR	$10,973	$(26)
12/2/2016	BNY Mellon	425,542 JPY	$3,758	$39
12/15/2016	JPMorgan	12,647,000 EUR	$14,251,158	$834,928
12/15/2016	JPMorgan	2,453,000 GBP	$3,247,881	$177,005
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$331,405
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Directors”).
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2016, these restricted securities amounted to $13,062,475, which represented 9.2% of total net assets.
4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Directors. At November 30, 2016, these liquid restricted securities amounted to $13,062,475, which represented 9.2% of total net assets.
5	Affiliated holding.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $129,672,674.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
15

The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$20,198,314	$111,524,416	$1,331,980[1]	$133,054,710
Exchange-Traded Funds	557,318	—	—	557,318
Investment Company	7,574,702	—	—	7,574,702
TOTAL SECURITIES	$28,330,334	$111,524,416	$1,331,980	$141,186,730
Other Financial Instruments:[2]
Assets	$1	$1,027,631	$—	$1,027,632
Liabilities	—	(696,227)	—	(696,227)
TOTAL OTHER FINANCIAL INSTRUMENTS	$1	$331,404	$—	$331,405
1	Includes $1,827,716 of a security transferred from Level 2 to Level 3 because fair value was determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
2	Other financial instruments include foreign exchange contracts.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investment in Common Stocks
Balance as of November 30, 2015	$—
Security type transfer in	1,968,921
Realized gain (loss)	41,196
Change in unrealized appreciation (depreciation)	(563,783)
Purchases	—
(Sales)	(114,354)
Balance as of November 30, 2016	$1,331,980
The total change in unrealized appreciation (depreciation) attributable to investments still held at November 30, 2016	$(563,783)
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
EUR	—Euro
GBP	—Great British Pound
GDR	—Global Depositary Receipt
JPY	—Japanese Yen
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$39.32	$40.52	$48.45	$38.37	$33.44
Income From Investment Operations:
Net investment income (loss)[1]	0.05	(0.21)	(0.10)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.59)	3.06	(1.83)	10.11	5.19
TOTAL FROM INVESTMENT OPERATIONS	(3.54)	2.85	(1.93)	10.08	5.21
Less Distributions:
Distributions from net investment income	(0.16)	—	(0.02)	—	(0.28)
Distributions from net realized gain on investments and foreign currency transactions	(4.11)	(4.05)	(5.98)	—	—
TOTAL DISTRIBUTIONS	(4.27)	(4.05)	(6.00)	—	(0.28)
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Net Asset Value, End of Period	$31.51	$39.32	$40.52	$48.45	$38.37
Total Return[3]	(10.16)%	7.98%	(4.79)%	26.27%	15.78%
Ratios to Average Net Assets:
Net expenses	1.76%	1.85%	1.85%	1.85%	1.80%
Net investment income (loss)	0.16%	(0.53)%	(0.25)%	(0.08)%	0.04%
Expense waiver/reimbursement[4]	0.22%	0.10%	0.09%	0.14%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$90,508	$127,260	$130,327	$156,639	$147,268
Portfolio turnover	39%	59%	49%	48%	46%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.39	$34.34	$42.26	$33.73	$29.37
Income From Investment Operations:
Net investment income (loss)[1]	(0.18)	(0.42)	(0.39)	(0.33)	(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.88)	2.52	(1.53)	8.86	4.60
TOTAL FROM INVESTMENT OPERATIONS	(3.06)	2.10	(1.92)	8.53	4.36
Less Distributions:
Distributions from net investment income	—	—	(0.02)	—	—
Distributions from net realized gain on investments and foreign currency transactions	(4.11)	(4.05)	(5.98)	—	—
TOTAL DISTRIBUTIONS	(4.11)	(4.05)	(6.00)	—	—
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Net Asset Value, End of Period	$25.22	$32.39	$34.34	$42.26	$33.73
Total Return[3]	(10.88)%	7.14%	(5.57)%	25.29%	14.85%
Ratios to Average Net Assets:
Net expenses	2.57%	2.65%	2.65%	2.65%	2.60%
Net investment income (loss)	(0.67)%	(1.30)%	(1.04)%	(0.89)%	(0.76)%
Expense waiver/reimbursement[4]	0.17%	0.05%	0.04%	0.09%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,955	$3,413	$4,363	$7,398	$7,725
Portfolio turnover	39%	59%	49%	48%	46%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.36	$34.31	$42.22	$33.70	$29.35
Income From Investment Operations:
Net investment income (loss)[1]	(0.17)	(0.43)	(0.38)	(0.33)	(0.24)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.89)	2.53	(1.53)	8.85	4.59
TOTAL FROM INVESTMENT OPERATIONS	(3.06)	2.10	(1.91)	8.52	4.35
Less Distributions:
Distributions from net investment income	—	—	(0.02)	—	—
Distributions from net realized gain on investments and foreign currency transactions	(4.11)	(4.05)	(5.98)	—	—
TOTAL DISTRIBUTIONS	(4.11)	(4.05)	(6.00)	—	—
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Net Asset Value, End of Period	$25.19	$32.36	$34.31	$42.22	$33.70
Total Return[3]	(10.89)%	7.15%	(5.55)%	25.28%	14.82%
Ratios to Average Net Assets:
Net expenses	2.56%	2.65%	2.65%	2.65%	2.60%
Net investment income (loss)	(0.64)%	(1.33)%	(1.05)%	(0.88)%	(0.74)%
Expense waiver/reimbursement[4]	0.17%	0.05%	0.04%	0.09%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,028	$22,681	$23,453	$27,858	$25,100
Portfolio turnover	39%	59%	49%	48%	46%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$39.95	$41.01	$48.88	$38.63	$33.70
Income From Investment Operations:
Net investment income (loss)[1]	0.12	(0.13)	(0.02)	0.05	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.66)	3.12	(1.85)	10.20	5.20
TOTAL FROM INVESTMENT OPERATIONS	(3.34)	2.99	(1.87)	10.25	5.30
Less Distributions:
Distributions from net investment income	(0.24)	—	(0.02)	—	(0.37)
Distributions from net realized gain on investments and foreign currency transactions	(4.11)	(4.05)	(5.98)	—	—
TOTAL DISTRIBUTIONS	(4.35)	(4.05)	(6.00)	—	(0.37)
Redemption Fees	0.00[2]	0.00[2]	—	—	—
Net Asset Value, End of Period	$32.06	$39.95	$41.01	$48.88	$38.63
Total Return[3]	(10.00)%	8.25%	(4.61)%	26.53%	15.97%
Ratios to Average Net Assets:
Net expenses	1.56%	1.65%	1.66%	1.65%	1.60%
Net investment income (loss)	0.34%	(0.33)%	(0.04)%	0.13%	0.25%
Expense waiver/reimbursement[4]	0.17%	0.05%	0.04%	0.09%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,981	$38,830	$32,174	$28,847	$21,175
Portfolio turnover	39%	59%	49%	48%	46%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.005.
3	Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
November 30, 2016
Assets:
Total investment in securities, at value including $7,574,702 of investment in an affiliated holding (Note 5) (identified cost $129,380,991)		$141,186,730
Cash denominated in foreign currencies (identified cost $62,450)		61,450
Receivable for investments sold		1,945,747
Unrealized appreciation on foreign exchange contracts		1,027,632
Income receivable		183,523
Receivable for shares sold		50,378
TOTAL ASSETS		144,455,460
Liabilities:
Payable for investments purchased	$1,719,237
Unrealized depreciation on foreign exchange contracts	696,227
Payable for shares redeemed	309,220
Payable for capital gains taxes withheld	29,135
Payable for portfolio accounting fees	50,278
Payable for distribution services fee (Note 5)	26,999
Payable for investment adviser fee (Note 5)	4,327
Payable for other service fees (Notes 2 and 5)	2,456
Payable for Directors'/Trustees' fees (Note 5)	423
Payable for administrative fee (Note 5)	303
Accrued expenses (Note 5)	145,425
TOTAL LIABILITIES		2,984,030
Net assets for 4,623,816 shares outstanding		$141,471,430
Net Assets Consists of:
Paid-in capital		$128,657,786
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		12,116,216
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		1,320,515
Distributions in excess of net investment income		(623,087)
TOTAL NET ASSETS		$141,471,430
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($90,507,773 ÷ 2,872,628 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$31.51
Offering price per share (100/94.50 of $31.51)	$33.34
Redemption proceeds per share (98.00/100 of $31.51)	$30.88
Class B Shares:
Net asset value per share ($1,955,474 ÷ 77,550 shares outstanding) $0.001 par value, 300,000,000 shares authorized	$25.22
Offering price per share	$25.22
Redemption proceeds per share (92.50/100 of $25.22)	$23.33
Class C Shares:
Net asset value per share ($17,027,537 ÷ 676,052 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$25.19
Offering price per share	$25.19
Redemption proceeds per share (97.00/100 of $25.19)	$24.43
Institutional Shares:
Net asset value per share ($31,980,646 ÷ 997,586 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$32.06
Offering price per share	$32.06
Redemption proceeds per share (98.00/100 of $32.06)	$31.42
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended November 30, 2016
Investment Income:
Dividends (including $31,125 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $281,508)			$3,151,579
Expenses:
Investment adviser fee (Note 5)		$2,055,322
Administrative fee (Note 5)		128,593
Custodian fees		67,444
Transfer agent fees		287,625
Directors'/Trustees' fees (Note 5)		4,620
Auditing fees		32,100
Legal fees		12,908
Distribution services fee (Note 5)		434,091
Other service fees (Notes 2 and 5)		55,261
Portfolio accounting fees		137,049
Share registration costs		61,427
Printing and postage		37,569
Taxes		14,649
Miscellaneous (Note 5)		15,368
TOTAL EXPENSES		3,344,026
Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(138,264)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(200,998)
TOTAL WAIVERS AND REIMBURSEMENT		(339,262)
Net expenses			3,004,764
Net investment income			146,815
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,437,049
Net realized loss on futures contracts			(220,499)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(20,624,899)
Net change in unrealized appreciation of futures contracts			(35,459)
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(18,443,808)
Change in net assets resulting from operations			$(18,296,993)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Changes in Net Assets
Year Ended November 30	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$146,815	$(1,163,432)
Net realized gain on investments, futures contracts and foreign currency transactions	2,216,550	21,000,945
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(20,660,358)	(6,275,535)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(18,296,993)	13,561,978
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(500,206)	—
Institutional Shares	(237,208)	—
Distributions from net realized gain on investments
Class A Shares	(13,155,301)	(12,904,365)
Class B Shares	(399,375)	(502,131)
Class C Shares	(2,844,113)	(2,729,851)
Institutional Shares	(4,102,385)	(3,151,261)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,238,588)	(19,287,608)
Share Transactions:
Proceeds from sale of shares	19,790,000	31,151,570
Net asset value of shares issued to shareholders in payment of distributions declared	19,216,463	17,267,843
Cost of shares redeemed	(50,183,847)	(40,832,065)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,177,384)	7,587,348
Redemption fees	742	5,315
Change in net assets	(50,712,223)	1,867,033
Net Assets:
Beginning of period	192,183,653	190,316,620
End of period (including distributions in excess of net investment income of $(623,087) and $(1,177,156), respectively)	$141,471,430	$192,183,653
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Notes to Financial Statements
November 30, 2016
1. ORGANIZATION
Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to provide long-term growth of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses
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are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waivers and reimbursement of $339,262 is disclosed in various locations in this Note 2 and Note 5.
For the year ended November 30, 2016, an unaffiliated third-party waived $11,351 of portfolio accounting fees.
For the year ended November 30, 2016, the custodian reimbursed $135,935 of custody fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2016, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class B Shares	$6,219
Class C Shares	49,042
TOTAL	$55,261
For the year ended November 30, 2016, the Fund's Class A Shares did not incur other service fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to manage country risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account U.S. government securities or a specified amount of cash which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
At November 30, 2016, the Fund had no outstanding futures contracts.
The average notional value of long futures contracts held by the Fund throughout the period was $983,954. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms
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of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $485,668 and $751,764, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$1,027,632	Unrealized depreciation on foreign exchange contracts	$696,227
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts[1]	Total
Foreign exchange contracts	$—	$975,765	$975,765
Equity contracts	(220,499)	—	(220,499)
TOTAL	$(220,499)	$975,765	$755,266

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts[2]	Total
Foreign exchange contracts	$—	$(1,269,829)	$(1,269,829)
Futures contracts	(35,459)	—	(35,459)
TOTAL	$(35,459)	$(1,269,829)	$(1,305,288)
1	The net realized gain (loss) on Foreign Exchange Contracts is found within the net realized gain on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized appreciation/depreciation of Foreign Exchange Contracts is found within the Net Change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	188,620	$6,305,394	407,006	$16,258,513
Shares issued to shareholders in payment of distributions declared	344,309	12,126,559	316,987	11,379,818
Shares redeemed	(896,452)	(29,718,270)	(704,341)	(27,222,901)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(363,523)	$(11,286,317)	19,652	$415,430
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Year Ended November 30	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	8,748	$284,236
Shares issued to shareholders in payment of distributions declared	14,005	397,749	16,457	490,254
Shares redeemed	(41,818)	(1,141,179)	(46,883)	(1,524,252)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(27,813)	$(743,430)	(21,678)	$(749,762)

Year Ended November 30	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	102,898	$2,757,538	125,522	$4,058,023
Shares issued to shareholders in payment of distributions declared	89,776	2,546,048	81,482	2,424,901
Shares redeemed	(217,499)	(5,765,792)	(189,686)	(6,073,130)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(24,825)	$(462,206)	17,318	$409,794

Year Ended November 30	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	317,620	$10,727,068	261,062	$10,550,798
Shares issued to shareholders in payment of distributions declared	115,910	4,146,107	81,672	2,972,870
Shares redeemed	(408,015)	(13,558,606)	(155,116)	(6,011,782)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	25,515	$1,314,569	187,618	$7,511,886
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(390,646)	$(11,177,384)	202,910	$7,587,348
Redemption Fees
The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2016, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $472, $13, $107 and $150, respectively. For the year ended November 30, 2015, redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $2,175, $21, $2,051 and $1,068, respectively.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, passive foreign investment companies, realized capital gains tax expense and net operating loss.
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For the year ended November 30, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(248,904)	$1,144,668	$(895,764)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2016 and 2015, was as follows:
	2016	2015
Ordinary income[1]	$1,577,989	$—
Long-term capital gains	$19,660,599	$19,287,608
1	For tax purposes, short term capital gain distributions are considered ordinary income distributions.
As of November 30, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed long-term capital gains	$1,320,515
Net unrealized appreciation	$11,493,129
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to losses on investments in a passive foreign investment company.
At November 30, 2016, the cost of investments for federal tax purposes was $129,672,674. The net unrealized appreciation of investments for federal tax purposes, excluding any unrealized appreciation/depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) outstanding foreign currency commitments was $11,514,056. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,427,304 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,913,248.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the Adviser voluntarily waived $129,890 of its fee.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2016, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Service Fees Waived
Class A Shares	$268,308	$(53,662)
Class B Shares	18,656	—
Class C Shares	147,127	(50)
TOTAL	$434,091	$(53,712)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2016, FSC did not retain any fees paid by the Fund.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2016, FSC retained $2,564 in sales charges from the sale of Class A Shares. FSC also retained $3,233 and $1,950 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2016, FSSC received $5,765 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.84%, 2.64%, 2.64% and 1.64% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2016, the Adviser reimbursed the Fund $8,374. Transactions with the affiliated holding during the year ended November 30, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2015	4,321,635
Purchases/Additions	62,131,176
Sales/Reductions	(58,878,867)
Balance of Shares Held 11/30/2016	7,573,944
Value	$7,574,702
Dividend Income	$31,125
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2016, were as follows:
Purchases	$62,182,985
Sales	$97,789,840
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2016, the Fund had no outstanding loans. During the year ended November 30, 2016, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2016, there were no outstanding loans. During the year ended November 30, 2016, the program was not utilized.
10. Regulatory Updates
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2016, 100% of total ordinary income (including short-term capital gain) distributions paid by the Fund are qualifying dividends which may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2016, 2.09% qualify for the dividend received deduction available to corporate shareholders.
For the year ended November 30, 2016, the amount of long-term capital gains designated by the Fund was $19,660,599.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:
We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2017
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$948.80	$8.14
Class B Shares	$1,000	$944.90	$12.01
Class C Shares	$1,000	$944.90	$12.01
Institutional Shares	$1,000	$949.60	$7.16
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.65	$8.42
Class B Shares	$1,000	$1,012.65	$12.43
Class C Shares	$1,000	$1,012.65	$12.43
Institutional Shares	$1,000	$1,017.65	$7.41
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.67%
Class B Shares	2.47%
Class C Shares	2.47%
Institutional Shares	1.47%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Corporation comprised three portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Treasurer, Passport Research, LTD; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries. Thomas R. Donahue and J. Christopher Donahue are sons of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: January 1994	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Evaluation and Approval of Advisory Contract–May 2016
Federated International Small-Mid Company Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board of Directors (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of Federated Global Investment Management Corp. (the “Adviser”) for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent directors without management present, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory contract with respect to the Fund.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions, as well as systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has
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allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U730
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $99,000

Fiscal year ended 2015 - $95,300

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $130

Fiscal year ended 2015- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $103 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $24,500

Fiscal year ended 2015 - $11,250

Fiscal year ended 2016- Service fee for tax reclaim recovery filings.

Fiscal year ended 2015- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $36,373 and $36,716 respectively. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $277,669

Fiscal year ended 2015 - $70,919

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2017